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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              ------------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               Date of report:
                               October 22, 1999

                         East/West Communications, Inc.
                         ------------------------------
                          (Exact Name of Registrant as
                              Specified in Charter)

                                     0-23127
                                     -------
                              (Commission File No.)

                                   13-3964837
                                   ----------
                                  (IRS Employer
                               Identification No.)

                                    Delaware
                                    --------
                          (State or Other Jurisdiction
                                of Incorporation)

                              350 Stuyvesant Avenue
                               Rye, New York 10580
                              (Address of Principal
                               Executive Offices)

                                 (914) 921-6300
                                 --------------
                             (Registrant's telephone
                          number, including area code)


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ITEM 5.     OTHER EVENTS

MERGER

            On October 22, 1999, East/West Communications, Inc., a Delaware corporation ("East/West"), and Omnipoint Corporation, a Delaware corporation ("Omnipoint"), entered into an Agreement and Plan of Merger (the "Omnipoint Merger Agreement"), pursuant to which, among other things, East/West will merge with and into Omnipoint, which will be the surviving corporation in the merger (the "Omnipoint Merger").

            Omnipoint is also a party to an Agreement and Plan of Reorganization (the "VoiceStream Merger Agreement"), dated as of June 23, 1999, by and among Omnipoint, VoiceStream Wireless Corporation, a Washington corporation ("VoiceStream"), and VoiceStream Wireless Holding Corporation, a Delaware corporation ("VoiceStream Holdings"), pursuant to which Omnipoint will be merged with a newly formed, wholly-owned subsidiary of VoiceStream Holdings (the "VoiceStream Merger"), and each share of common stock of Omnipoint will be converted into the right to receive 0.825 shares of common stock of VoiceStream Holdings and $8.00 in cash, subject to the right of the holders of outstanding shares of Omnipoint common stock to elect to receive stock and cash consideration in different proportions.

            It is anticipated that the Omnipoint Merger will be consummated immediately prior to the VoiceStream Merger. Under the terms and conditions of the Omnipoint Merger Agreement, if the Omnipoint Merger is consummated prior to the VoiceStream Merger, (i) in the Omnipoint Merger, each outstanding share of Class A Common Stock and Class B Common Stock of the East/West (collectively, the "East/West Common Stock") will be converted into one share of newly-authorized Series E Preferred Stock of Omnipoint (the "Series E Preferred Stock") and (ii) each share of Series E Preferred Stock received by the holders of the East/West Common Stock in the Omnipoint Merger will be converted in the VoiceStream Merger into (x) 0.825 shares of common stock of VoiceStream Holdings and $8.00 in cash (the "Standard Election Consideration"), multiplied by (y) a conversion ratio (the "Conversion Ratio") equal to 1,775,000, divided by the number of shares of East/West Common Stock outstanding immediately prior to consummation of the Omnipoint Merger. Currently, there are 4,739,374 shares of East/West Common Stock issued and outstanding.

            Under the terms of the Omnipoint Merger Agreement, if the VoiceStream Merger occurs prior to the consummation of the Omnipoint Merger, each share of East/West Common Stock will be converted into the right to receive
(x) the Standard Election Consideration, multiplied by (y) the Conversion Ratio. If the VoiceStream Merger Agreement is terminated prior to the consummation of the Omnipoint Merger each share of East/West Common Stock will be converted in the Omnipoint Merger into (x) one share of Omnipoint Common Stock, multiplied by
(y) the Conversion Ratio. Under the terms and conditions of the Omnipoint Merger Agreement, each outstanding share of preferred stock of East/West will be converted into the right to receive in all events cash in the amount of $1,000 per share, plus accrued dividends.


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            Consummation of the Omnipoint Merger and the VoiceStream Merger are
subject to satisfaction of numerous conditions, including, without limitation, receipt of requisite governmental approvals.

SECURITIES PURCHASE

            Concurrently with the execution of the Omnipoint Merger Agreement, East/West and Omnipoint entered into a Securities Purchase Agreement (the "Securities Purchase Agreement"), dated as of October 22, 1999, pursuant to which Omnipoint bought from East/West, and East/West issued to Omnipoint, 300,000 shares of Class A Common Stock of East/West (the "Omnipoint Acquired Shares") for the purchase price of $3,000,000. Pursuant to the terms and conditions of the Securities Purchase Agreement, East/West granted to Omnipoint a right of first refusal with respect to the sale, exchange or other disposition of the PCS licenses held by East/West. Omnipoint's right of first refusal will be in effect for a period of two years after any termination of the Omnipoint Merger Agreement.

VOTING AGREEMENT

            Concurrently with the execution of the Omnipoint Merger Agreement, East/West, Omnipoint, and Aer Force Communications, Inc. (the "Class B Common Shareholder"), the holder of all of the issued and outstanding shares of Class B Common Stock of East/West, entered into a Voting Agreement (the "Voting Agreement"), dated as of October 22, 1999, pursuant to which the Class B Common Shareholder has agreed to (i) to vote all the shares beneficially owned by such person in favor of adoption and approval of the Omnipoint Merger Agreement, the Omnipoint Merger, and any other matters necessary to consummate the Omnipoint Merger and (ii) for a time period between the execution of the Omnipoint Merger Agreement and the termination of the Omnipoint Merger Agreement, not to sell, transfer, pledge, encumber or dispose any shares beneficially owned by the Class B Common Shareholder.

SIDE AGREEMENT

            Concurrently with the execution of the Omnipoint Merger Agreement, East/West, Omnipoint, VoiceStream, and VoiceStream Holdings entered into an Agreement (the "Side Agreement"), dated as of October 22, 1999, pursuant to which (i) VoiceStream consented to the Omnipoint Merger Agreement and the transactions contemplated thereby, (ii) Omnipoint, VoiceStream, and VoiceStream Holdings agreed to amend the VoiceStream Merger Agreement to effectuate the Omnipoint Merger, and (iii) Omnipoint, VoiceStream, and VoiceStream agreed to the recapitalization of the outstanding Omnipoint preferred stock.

            The summary of the transactions described above are, in each case, qualified in their entirety by reference to the Omnipoint Merger Agreement, the VoiceStream Merger

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Agreement, the Securities Purchase Agreement, the Voting Agreement, and the Side
Agreement, copies of which are exhibits hereto or incorporated by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
            INFORMATION AND EXHIBITS

(a) - (b)  Not applicable.

(c)   Exhibits.

2.1 Agreement and Plan of Merger, dated as of October 22, 1999, by and among Omnipoint Corporation and East/West Communications, Inc.

2.2 Securities Purchase Agreement, dated as of October 22, 1999, by and among East/West Communications, Inc. and Omnipoint Corporation.

9.1 Voting Agreement, dated as of October 22, 1999, by and among East/West Communications, Inc., Omnipoint Corporation, and certain stockholders of East/West Communications, Inc.

10.1 Agreement, dated as of October 22, 1999, by and among East/West Communications, Inc., Omnipoint Corporation, VoiceStream Wireless Corporation, and VoiceStream Wireless Holding Corporation.

99.1  Press Release, dated October 22, 1999.

99.2 Agreement and Plan of Reorganization by and among Omnipoint Corporation, VoiceStream Wireless Corporation and VoiceStream Wireless Holding Corporation, dated as of June 23, 1999.


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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      East/West Communications, Inc.

By:   /s/   Victoria G. Kane
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Name:       Victoria G. Kane
            ------------------------------
Title:      Chief Executive Officer
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Date:  November 5, 1999


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                                  EXHIBIT INDEX

*     2.1   Agreement and Plan of Merger, dated as of October 22, 1999, by and among Omnipoint Corporation and East/West Communications, Inc.

*     2.2   Securities Purchase Agreement, dated as of October 22, 1999, by and among East/West Communications, Inc. and Omnipoint Corporation.

*     9.1   Voting Agreement, dated as of October 22, 1999, by and among
            East/West Communications, Inc., Omnipoint Corporation, and certain stockholder of East/West Communications, Inc.

*     10.1  Agreement, dated as of October 22, 1999, by and among East/West
            Communications, Inc., Omnipoint Corporation, VoiceStream Wireless Corporation, and VoiceStream Wireless Holding Corporation.

*     99.1  Press Release, dated October 22, 1999.

      99.2 Agreement and Plan of Reorganization by and among Omnipoint Corporation, VoiceStream Wireless Corporation and VoiceStream Wireless Holding Corporation, dated as of June 23, 1999, incorporated by reference to Exhibit 2.1 to Omnipoint Corporation's Form 8-K filed with the Commission on July 2, 1999.

*     Filed herewith.